Long-Term Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Long-Term Debt

NOTE 9 — LONG-TERM DEBT

Long-term debt consisted of the following:

	December 31,
	2015	2014

	(In thousands)
Senior credit facility term loans	$2,716,000	$2,744,000
MGM China credit facility	1,559,909	553,177
$1,450 million 4.25% convertible senior notes, due 2015	—	1,450,000
$875 million 6.625% senior notes, due 2015	—	875,000
$242.9 million 6.875% senior notes, due 2016	242,900	242,900
$732.7 million 7.5% senior notes, due 2016	732,749	732,749
$500 million 10% senior notes, due 2016	500,000	500,000
$743 million 7.625% senior notes, due 2017	743,000	743,000
$475 million 11.375% senior notes, due 2018	475,000	475,000
$850 million 8.625% senior notes, due 2019	850,000	850,000
$500 million 5.25% senior notes, due 2020	500,000	500,000
$1,000 million 6.75% senior notes, due 2020	1,000,000	1,000,000
$1,250 million 6.625% senior notes, due 2021	1,250,000	1,250,000
$1,000 million 7.75% senior notes, due 2022	1,000,000	1,000,000
$1,250 million 6% senior notes, due 2023	1,250,000	1,250,000
$0.6 million 7% debentures, due 2036	552	552
$4.3 million 6.7% debentures, due 2096	4,265	4,265
	12,824,375	14,170,643
Less: premiums, discounts, and unamortized debt issuance costs, net	(127,622)	(120,038)
	12,696,753	14,050,605
Less: Current portion, net of discounts and unamortized debt issuance costs	(328,442)	(1,245,320)
	$12,368,311	$12,805,285

As of December 31, 2015, the amount available under the Company’s revolving senior credit facility was less than current maturities related to the Company’s term loan credit facilities and senior notes. At December 31, 2014, the amount available under the Company’s revolving senior credit facility was less than current maturities related to the Company’s term loan credit facilities, convertible senior notes and senior notes. The Company excluded from the December 31, 2015 and 2014 current portion of long-term debt the amount available for refinancing under its revolving credit facility.

Interest expense, net consisted of the following:

	Year Ended December 31,
	2015	2014	2013

	(In thousands)
Total interest incurred	$862,377	$846,321	$862,417
Interest capitalized	(64,798)	(29,260)	(5,070)
	$797,579	$817,061	$857,347

Senior credit facility. At December 31, 2015, the Company’s senior credit facility consisted of a $1.2 billion revolving credit facility, a $1.02 billion term loan A facility and a $1.70 billion term loan B facility. The revolving and term loan A facilities bear interest at LIBOR plus an applicable rate determined by the Company’s credit rating (2.75% as of December 31, 2015). The term loan B facility bears interest at LIBOR plus 2.50%, with a LIBOR floor of 1.00%. The revolving and term loan A facilities mature in December 2017 and the term loan B facility matures in December 2019. The term loan A and term loan B facilities are subject to scheduled amortization payments on the last day of each calendar quarter in an amount equal to 0.25% of the original principal balance. The Company permanently repaid $28 million in 2015, in accordance with the scheduled amortization. The Company had $1.2 billion of available borrowing capacity under its senior credit facility at December 31, 2015. At December 31, 2015, the interest rate on the term loan A was 3.17% and the interest rate on the term loan B was 3.50%.

The land and substantially all of the assets of MGM Grand Las Vegas, Bellagio and The Mirage secure up to $3.35 billion of obligations outstanding under the senior credit facility. In addition, the land and substantially all of the assets of New York-New York and Gold Strike Tunica secure the entire amount of the senior credit facility, and the land and substantially all of the assets of MGM Grand Detroit secure its $450 million of obligations as a co-borrower under the senior credit facility. In addition, the senior credit facility is secured by a pledge of the equity or limited liability company interests of the subsidiaries that own the pledged properties.

The senior credit facility contains customary representations and warranties and customary affirmative and negative covenants. In addition, the senior credit facility requires the Company and its restricted subsidiaries (the “Restricted Group”) to maintain a minimum trailing four-quarter EBITDA (as defined in the senior credit facility) and limits the ability of the Restricted Group to make capital expenditures and investments. As of December 31, 2015, the Restricted Group is required to maintain a minimum EBITDA of $1.30 billion. The minimum EBITDA requirement increases to $1.35 billion for March 31, 2016 through December 31, 2016, and to $1.40 billion for March 31, 2017 and thereafter. EBITDA for the trailing four quarters ended December 31, 2015, calculated in accordance with the terms of the senior credit facility (which includes cash distributions from unconsolidated affiliates, such as the CityCenter distribution), was $1.71 billion. The senior credit facility limits the Restricted Group to capital expenditures of $500 million per fiscal year, with unused amounts in any fiscal year rolling over to the next fiscal year, but not any fiscal year thereafter.  The Restricted Group’s total capital expenditures allowable under the senior credit facility for fiscal year 2015, after giving effect to unused amounts from 2014, was $794 million. In addition, the senior credit facility limits the Restricted Group’s ability to make investments subject to certain thresholds and other important exceptions. As of December 31, 2015, the Restricted Group was within the limit of capital expenditures and other investments for the 2015 calendar year.

The senior credit facility provides for customary events of default, including, without limitation, (i) payment defaults, (ii) covenant defaults, (iii) cross-defaults to certain other indebtedness in excess of specified amounts, (iv) certain events of bankruptcy and insolvency, (v) judgment defaults in excess of specified amounts, (vi) the failure of any loan document by a significant party to be in full force and effect and such circumstance, in the reasonable judgment of the required lenders, is materially adverse to the lenders, or (vii) the security documents cease to create a valid and perfected first priority lien on any material portion of the collateral. In addition, the senior credit facility provides that a cessation of business due to revocation, suspension or loss of any gaming license affecting a specified amount of its revenues or assets, will constitute an event of default.

MGM China credit facility. In June 2015, MGM China and MGM Grand Paradise, as co-borrowers, entered into a second amended and restated credit facility which consists of $1.55 billion of term loans and a $1.45 billion revolving credit facility. The term was extended for an eighteen month period to April 2019, with scheduled amortization payments of the term loans beginning in October 2017. The MGM China credit facility bears interest at a fluctuating rate per annum based on HIBOR plus a margin that will range between 1.375% and 2.50% based on MGM China’s leverage ratio. The MGM China credit facility is secured by MGM Grand Paradise’s interest in the Cotai land use right, and MGM China, MGM Grand Paradise and their guarantor subsidiaries have granted a security interest in substantially all of their assets to secure the facility. The outstanding balance at December 31, 2015 was comprised solely of term loans.  At December 31, 2015, weighted average interest rate on the term loans was 1.97%.

The MGM China credit facility contains customary representations and warranties, events of default, affirmative covenants and negative covenants, which impose restrictions on, among other things, the ability of MGM China and its subsidiaries to make investments, pay dividends and sell assets, and to incur additional liens. As of December 31, 2015, MGM China was required to maintain compliance with a maximum leverage ratio of 4.50 to 1.00 in addition to a minimum interest coverage ratio of 2.50 to 1.00. MGM China was in compliance with the credit facility covenants at December 31, 2015.

In February 2016, the MGM China credit facility was amended. The amendment included changes to the required maximum leverage ratio which increases to 6.00 to 1.00 beginning September 30, 2016 through June 30, 2017, then decreases to 5.50 to 1.00 for September 30, 2017, 5.00 to 1.00 for December 31, 2017, and 4.50 to 1.00 for March 31, 2018 and thereafter.

MGM National Harbor credit agreement. In January 2016, MGM National Harbor, LLC, the Company’s wholly owned subsidiary developing and constructing MGM National Harbor, entered into a credit agreement consisting of a $100 million revolving credit facility and a $425 million delayed draw term loan facility, of which $250 million was funded at closing. The revolving and term loan facilities initially bear interest at a LIBOR rate plus an additional rate ranging from 2.00% to 2.25% per annum (determined based on a total leverage ratio). The term loan facilities are subject to scheduled amortization payments on the last day of each calendar quarter beginning the fourth full fiscal quarter following the opening date of MGM National Harbor, initially in an amount equal to 1.25% of the aggregate principal balance and increasing to 1.875% and 2.50% of the aggregate principal balance on the last day of the twelfth and sixteenth full fiscal quarter, respectively. The term loan and revolving facilities are scheduled to mature in January 2021.

The credit agreement is secured by a leasehold mortgage on MGM National Harbor and substantially all of the existing and future property of MGM National Harbor. Mandatory prepayments will be required upon the occurrence of certain events, including sales of certain assets, casualty events and the incurrence of certain additional indebtedness, subject to certain exceptions and reinvestment rights. In addition, to the extent MGM National Harbor generates excess cash flow (as defined), a percentage of such excess cash flow (ranging from 0% to 50% based on a total leverage ratio) will be required to be used to prepay the term loan facilities commencing with the fiscal year ended 2017.

The credit agreement contains customary representations and warranties, events of default, affirmative covenants and negative covenants, which impose restrictions on, among other things, the ability of MGM National Harbor, LLC and its restricted subsidiaries to make investments, pay dividends, sell assets, and to incur additional debt and additional liens. In addition, the credit agreement requires MGM National Harbor, LLC and its restricted subsidiaries to maintain a maximum total leverage ratio and a minimum interest coverage ratio. In addition, borrowings under the credit agreement are subject to a customary “in balance test” (as defined in the credit agreement), which requires that, as of the date of determination prior to the opening date, the available funds (including resources that may be available from the Company under the Company’s senior credit facility) are equal to or exceed the remaining costs for MGM National Harbor.

Senior Notes. During 2015, the Company repaid its $875 million 6.625% senior notes at maturity.  In 2014, the Company repaid its $509 million 5.875% senior notes at maturity and issued $1.25 billion of 6% senior notes due 2023 for net proceeds of $1.24 billion. The senior notes are unsecured and otherwise rank equally in right of payment with the Company’s existing and future senior indebtedness. The senior notes are effectively subordinated to the Company’s existing and future secured obligations, primarily consisting of its senior credit facility, to the extent of the value of the assets securing such obligations.

Convertible senior notes.  In April 2015, holders of substantially all of the $1.45 billion in aggregate principal amount of 4.25% convertible senior notes elected to convert the notes into approximately 78 million shares of the Company’s common stock. The notes were converted at 53.83 shares of common stock per $1,000 principal amount, which is equivalent to a conversion price of approximately $18.58 per share. In addition, the Company settled the capped call transactions entered into in connection with the initial issuance of $1.15 billion in aggregate principal amount of notes and received approximately 6 million shares from such financial institutions. Such shares received in connection with the capped call transactions were subsequently retired.

Maturities of long-term debt.  Maturities of the principal amount of the Company’s long-term debt as of December 31, 2015 are as follows:

Years ending December 31,	(In thousands)
2016	1,503,649
2017	1,846,495
2018	1,272,453
2019	3,196,961
2020	1,500,000
Thereafter	3,504,817
12,824,375

Fair value of long-term debt. The estimated fair value of the Company’s long-term debt at December 31, 2015 was $13.1 billion. At December 31, 2014, the estimated fair value of the Company’s long-term debt was $15.1 billion. Fair value was estimated using quoted market prices for the Company’s senior notes and senior credit facility.